EXHIBIT 10.19

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

SCIVANTA MEDICAL CORPORATION

WARRANT
Common Stock, par value $.001 per share

Date of Issue: March 15, 2007	Warrant to Purchase
105,000 Shares

THIS CERTIFIES THAT, for value received, Lawrence M. Levy, or his beneficiaries or assigns, is entitled, subject to the provisions of this Warrant (this “Warrant”), to purchase an aggregate of 105,000 shares of common stock, par value $.001 per share (“Common Stock”), of Scivanta Medical Corporation (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

SECTION 1. Definitions. The following terms as used in this Warrant shall have the meanings set forth below:

(a) “Assignment Form” means the form attached hereto as Exhibit A.

(b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by, or under direct or indirect common control with such Person. For purposes of this definition, “controlling” (including with its correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote or direct the vote of ten percent (10%) or more of the securities having ordinary voting power of a corporation or other business entity, or (ii) to direct or cause the direction of the management and policies of a corporation or other business entity, whether through the ownership of securities, by contract of otherwise.

(c) “Associate” means, with respect to any Person, (i) a corporation or organization (other than the Company or a Subsidiary of the Company) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, (iii) any relative or spouse of such Person, or (iv) any relative of such spouse who has the same home as such Person or who is a director or officer of the Company or any of its Subsidiaries.

(d) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New Jersey.

(e) “Change of Control” shall have the meaning set forth in Section 4(b)(i) hereof.

(f) “Common Stock” shall have the meaning set forth in the introductory paragraph.

(g) “Company” shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Exercise Date” shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) payment in cash, or by check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

(j) “Issuance Date” means March 15, 2007.

(k) “Market Price” means, as to any security, the average of the closing prices of such security’s sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such markets at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the OTC Bulletin Board as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; in each such case averaged over a period of ten (10) trading days immediately preceding the day as of which “Market Price” is being determined. If at any time such security is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or other domestic over-the-counter market, the “Market Price” shall be the fair value thereof as determined in good faith by a majority of the Company’s Board of Directors (determined without giving effect to any discount for minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock).

(l) “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.

(m) “Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, agency, government or political subdivision thereof, or any other entity of any kind.

(n) “SEC” means the Securities and Exchange Commission.

(o) “Securities Act” means the Securities Act of 1933, as amended.

(p) “Subscription Form” means the form attached hereto as Exhibit B.

(q) “Subsidiary” means, with respect to the Company, any corporation of which an aggregate of fifty percent (50%) or more of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company and/or one or more Subsidiaries of the Company.

(r) “Transfer Agent” means the Company or any firm engaged to act as the transfer agent for the Company’s Common Stock.

(s) “Underlying Share Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is five (5) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

(t) “Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $0.25 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(u) “Underlying Shares” means the 105,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

(v) “Warrant” shall have the meaning set forth in the introductory paragraph.

(w) “Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

SECTION 2. Duration, Vesting, Expiration and Exercise.

(a) Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Underlying Share Expiration Date. If this Warrant is not exercised in accordance with the terms hereof on or before the Underlying Share Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

(b) Vesting. This Warrant shall vest as follows:

(i) 6,250 of the Underlying Shares shall become eligible for purchase on March 31, 2007;

(ii) another 6,250 of the Underlying Shares shall become eligible for purchase on June 30, 2007;

(iii) another 6,250 of the Underlying Shares shall become eligible for purchase on September 30, 2007;

(iv) another 26,250 of the Underlying Shares shall become eligible for purchase on December 31, 2007;

(v) another 20,000 of the Underlying Shares shall become eligible for purchase on December 31, 2008;

(vi) another 20,000 of the Underlying Shares shall become eligible for purchase on December 31, 2009; and

(vii) the remainder of the Underlying Shares, totaling 20,000, shall become eligible for purchase on December 31, 2010.

In the event a Change of Control occurs, this Warrant shall become fully vested as of ten (10) days prior to the effective date of the Change of Control.

(c) Expiration. Any Underlying Shares not vested upon the effective date of the resignation by or termination of Lawrence M. Levy as member of the Company’s board of directors, shall automatically expire on such date and be of no further force and effect.

(d) Exercise.

(i) A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the vested Underlying Shares in such amounts as may be elected upon (A) the surrender of this Warrant to the Company at its corporate office, together with a duly executed Subscription Form and the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by check payable in United States dollars to the order of the Company, and (B) compliance with and subject to the other conditions set forth herein.

(ii) Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 5(b) hereof, cause to be issued and delivered promptly to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

(iii) In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

(iv) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, as of the close of business on the Exercise Date.

(v) The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of this Warrant or the issue of any vested Underlying Shares. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer by the Warrant Holder of this Warrant or any Underlying Shares to any person or entity at the time of surrender. Until the payment of the tax referred to in the previous sentence and the presentation to the Company by the Warrant Holder of reasonable proof of such payment, the Company shall not be required to issue Underlying Shares or a new Warrant representing the unexercised portion of this Warrant to any transferee.

SECTION 3. Covenants.

(a) Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b) Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

SECTION 4. Adjustment of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(a) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event shall be adjusted so that the Warrant Holder shall have the right to purchase the number of shares of Common Stock which he, she or it would have had the right to purchase after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event. Any adjustment under this Section 4(a) shall become effective as of the date and time such subdivision or combination becomes effective.

(b) Reorganization, Reclassification, Consolidation, Merger or Sale.

(i) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or any other transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for their shares of Common Stock is referred to herein as a “Change of Control.”

(ii) Prior to the consummation of any Change of Control, the Company shall make appropriate provisions to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant, such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant.

(c) No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(d) Certificate of Adjustment. In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein. The certificate shall set forth such adjustment showing in detail the facts upon which such adjustment, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(e) Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock, except as otherwise may be required by law.

SECTION 5. Other Provisions Relating to Rights of the Warrant Holder.

(a) Warrant Holder not a Stockholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed a holder of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

(b) Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 5(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

(c) Absolute Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 6. Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a) Request. Subject to compliance with applicable federal and state securities laws, this Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of vested Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Spring Lake, New Jersey, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting Warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 6(b) hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant. Notwithstanding the foregoing and anything else herein to the contrary, no portion of this Warrant may be transferred if it covers shares of Common Stock which have not yet vested.

(b) Assignment; Replacement of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant as it relates to vested Underlying Shares may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part; provided, however, the Company may, at its sole discretion, request that the Warrant Holder provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided, however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void. Notwithstanding the foregoing or anything else herein to the contrary, no portion of this Warrant may be assigned if it covers shares of Common Stock which have not yet vested.

SECTION 7. Other Matters.

(a) Taxes and Charges. The Company will from time to time promptly pay, subject to the provisions of paragraph (v) of Section 2(d), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery, but not the transfer, of this Warrant or the Underlying Shares.

(b) Notices. Notice or demand pursuant to this Warrant to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by either the Company or the Warrant Holder, as the case may be, as follows:

If to the Company:

Scivanta Medical Corporation
215 Morris Avenue
Spring Lake, NJ 07762
Attention: President and Chief Executive Officer
Telephone No.: (732) 282-1620
Facsimile No.: (732) 282-1621

If to the Warrant Holder:

Lawrence M. Levy
50 Battery Street - PH-8
Boston, MA 02109
Telephone No.: 617-723-1220

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 7(b) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(c) Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New Jersey, without giving effect to the conflicts of laws principles thereof.

(d) Exclusive Benefit. Nothing in this Warrant expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person or corporation other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of such Persons and their successors, survivors and permitted assigns hereunder. This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

(e) Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

*****

IN WITNESS WHEREOF, Scivanta Medical Corporation has caused this Warrant to be duly executed and delivered as of the date first above written.

SCIVANTA MEDICAL CORPORATION

By:	/s/ Thomas S. Gifford
Name:	Thomas S. Gifford
Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _______________and whose social security or other identifying number is _______________, this Warrant to purchase __________________ vested Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Scivanta Medical Corporation as his, hers or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ________________, whose address is ___________________, whose social security or other identifying number is___________, and that such new Warrant be delivered to _____________________ , whose address is_____________________.

Date:
(Signature)

(Print Name)

Warrant Holder: Lawrence M. Levy
Warrant Date: March 15, 2007

EXHIBIT B

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ vested Underlying Shares and tenders payment herewith in the amount of $____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________and whose social security or other identifying number is __________, and that such new Warrant be delivered to__________, whose address is __________.

Date:
(Signature)

(Print Name)

Warrant Holder: Lawrence M. Levy
Warrant Date: March 15, 2007